UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: September 8, 2003
                                                -----------------


                                  EXMAILIT.COM
                                  ------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     -------
         (State or other jurisdiction of incorporation or organization)

             0-49763                              88-0469593
             -------                              ----------
      (Commission File Number)      (IRS Employer Identification Number)


            1999 Bascom Avenue, Suite 700, Campbell, California 95008
            ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 688-4060
                                 ---------------
              (Registrant's telephone number, including area code)

Item 4.     Changes in Registrant's Certifying Accountant

      As previously disclosed in the preliminary proxy statement and definitive proxy statement filed by Exmailit.com (the "Company") with the Securities and Exchange Commission ("Commission") on September 11, 2003 and September 23, 2003, respectively, on September 8, 2003, the board of directors of the Company appointed KPMG, LLP as the Company's independent auditor for the fiscal year ended December 31, 2003. This appointment represented a change in the Company's auditor from Parker & Co. ("Parker"). Parker was dismissed by the board of directors of the Company on September 8, 2003. The dismissal was prompted by the fact that the Company's management was expected to change with the Company's acquisition of Cirond Networks Inc. ("CNI"). The decision to dismiss Parker was approved by the Company's board of directors.

      There were no disagreements with Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years and any subsequent interim period through the date of dismissal. Parker's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and have not been modified as to uncertainty, audit scope or accounting principles.

      Parker has reviewed the disclosures in the Company's preliminary and definitive proxy statements, and in this Form 8-K as required by Item 304 of Regulation S-B, and has furnished the Company with a letter addressed to the Commission stating that it agrees with the statements made by the Company. The letter has been attached hereto as an exhibit.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of October, 2003.

                              Exmailit.com

                              By: /s/ Kevin Ryan
                              ----------------------
                              Kevin Ryan, President



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




                               INDEX TO EXHIBITS

EXHIBIT     PAGE
NO.         NO.         DESCRIPTION
-------     ----        ------------

16          4           Letter on Change in Certifying Accountant

                                                                      EXHIBIT 16

October 10, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      RE:   eXmailit.com
            Commission File No. 0-49763

Dear Securities and Exchange Commission:

We were previously the principal accountant for eXmailit.com ("Exmail") and we reported on the financial statements of Exmail as of and for the years ended December 31, 2001 and December 31, 2002. On September 8, 2003, we were dismissed as Exmail's principal accountant. We have read Exmail's disclosures in its preliminary and definitive proxy statements as filed with the Securities and Exchange Commission ("Commission") on September 11, 2003 and September 23, 2003, respectively, and under Item 4 of its Form 8-K filed with the Commission on October 8, 2003, and we agree with all such statements made by Exmail.

Sincerely,


/s/ Parker & Co.
-------------------
Parker & Co.




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